Management Presentation March 2014

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 44 quarters (1) – $225mm EBITDA (2) 2013 – 2013 Return on Capital 16.4% (2)  Strong balance sheet – Rated BB- and Ba3 (3) – $387mm unrestricted cash (4) – $234mm debt – Debt/EBITDA 1.3x(2) – $125mm in capital returns 2013(5)  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Rated BB- by Standard & Poor’s, rated Ba3 by Moody’s (4) Unrestricted cash includes investments in marketable securities as of December 31, 2013 (5) Capital returns include $42mm special dividend declared in Dec 2013, but paid in Jan 2014 Built to be different Leisure customer Small cities Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Nationwide footprint Based on current published schedule through August 12, 2014 227 routes, 69 operating aircraft 86 small cities, 13 leisure destinations 4 Yellow dots – leisure destinations Blue dots – small cities Large dots - bases

Still small city focused 31.0% 37.9% 20.7% 10.3% 36.9% 34.5% 14.3% 14.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% <300k 300k - 600k 600k - 900k >900k % o f c it ie s Population – 25 mile catchment area 2006 2013 5  62% of cities started in 2013 < 600k people within 25 miles Origination cities – population within 25 miles Population data as per Diio Mi

Little competition 22 205 Routes w competition Routes wo competition Uniquely built to profitably serve small city markets 6 Competitors – overlapping routes Frontier – 1 Spirit – 1 United – 1 Southwest – 12 US Airways - 3 Delta - 4 Hawaiian – 3 Alaska – 3 American - 1 Based on current published schedule through Aug 12, 2014 Announcements and cancellations as of Feb 5, 2014

Ancillary air components – per passenger 7 46.5% 28.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2012 2013 YoY % change bag fees per pax 0.8% 1.9% 0.0% 0.5% 1.0% 1.5% 2.0% 2012 2013 YoY % change ticket fees per pax 2.7% 11.8% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 2012 2013 YoY % change boarding/seat fees per pax -2.8% -4.6% -5.0% 2012 2013 YoY % change onboard sales per pax Includes carry-on and checked bags Includes convenience fee, tripflex, change fees Includes seat assignments and priority boarding Includes food and drinks purchased onboard

Ancillary revenue – third party products  Bundled vacation packages  Very high margins – 25% of 2013 pre-tax income  Wholesale price for hotel & car, we manage margin, no inventory risk  Hotel – dominated by Las Vegas – 2012 – LAS 34% of departures* – 2013 – LAS 31% of departures*  Developing tools to spur growth – Customer database - 2014 – Super PNR - 2014 – Land only rates – began 4Q13 8 Ancillary revenue – 3rd party $89.3 $106.4 $119.0 $120.7 $24.4 $29.9 $36.1 $37.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2010 2011 2012 2013 U S D m m Gross revenue Net revenue * - departures are total scheduled departures

Excellent cost structure 11.7 JBLU 12.5 LUV 10.3 ALGT 11.8 ALK(1) 9.9 SAVE 9.5 10 10.5 11 11.5 12 12.5 13 600 700 800 900 1,000 1,100 1,200 T o tal cos t p e r A S M ( c e n ts ) Average stage length (miles) 7.3 JBLU 8.1 LUV 5.6 ALGT 7.5 ALK(1) 5.9 SAVE 5 5.5 6 6.5 7 7.5 8 8.5 600 700 800 900 1,000 1,100 1,200 T o tal cos t e x f u el p e r A S M ( c e n ts ) Average stage length (miles) 9 Operating cost/ASM (CASM) vs stage length Operating cost ex fuel/ASM (CASM ex) vs stage length (1) ALK is mainline statistics LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit Time period – FY 2013, ASM – available seat miles,

Low costs even with low utilization 7.3 JBLU 5.9 SAVE 7.5 ALK 5.6 ALGT 5 5.5 6 6.5 7 7.5 8 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l – 2 0 1 3 (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 10 As of 2013, ALGT – Allegiant, ALK – Alaska mainline, JBLU – JetBlue, Save - Spirit

Airbus growth will help improve fuel burn 11 57 59 61 63 65 67 69 1Q12 1Q13 2Q12 2Q13 3Q12 3Q13 4Q12 4Q13 Historical ASMs per gallon Aircraft / seats Gal / BH % of AC YE13 % of AC YE14 MD-80 / 166 950 79%** 76% 757 / 223 1,100 9% 9% A319 / 156 750 5% 6% A320 / 177 780* 8% 10%  2Q14 Airbus flying expected to be up to 25% of scheduled ASMs * - estimate ** - includes one 150 seat MD-80

Stable maintenance costs $103.35 $103.01 $129.56 $102.28 $96.50 $105.00 $90 $95 $100 $105 $110 $115 $120 $125 $130 $135 2009 2010 2011 2012 2013 2014E M a int e n a n c e p e r A C p e r m o s – th o u s a n d U S D Maintenance per aircraft per month 12  Very consistent over time – 2011 impacted by one time MD-80 engine refresh ~ $20 million – 2014 expect 11 more scheduled heavy checks than 2013 Heavy airframe events are scheduled airframe structural events and only constitute a portion of total maintenance expense 2014E is midpoint of guided range of $100 - $110 thousand

A320 crew training update 13  FAA shutdown and follow-on impact delayed pilot training  1Q14 impact is slow approval of check airmen – Check airmen are needed to sign off pilots  Not expected to continue past March – March 40% of the expected block hours in 1Q14 – April block hours are expected to be 18% less than March  Maintained majority of sold schedule - subservice required – December sub-service costs over $4m – 1Q14 sub-service costs expected to be between $7m - $9m

This business model generates cash $127 $190 $225 $257 $87 $105 $178 $70 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014E M ill io n s EBITDA Capex 14 See reconciliation tables for EBITDA 2014E CAPEX represents midpoint of guided range Consensus – Consists of 9 EBITDA estimates reflected in First Call as of 2/19/14 Historic EBITDA vs CAPEX spend 201 4 c o n s en s u s e s ti m at e

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $103.4 $187.0 $187.0 $14.9 $14.9 $53.5 $53.5 $95.3 $0 $50 $100 $150 $200 $250 $300 2007 2008 2009 2010 2011 2012 2013 2014 $ m m Share repurchases Dividends 15 $282m returned to shareholders since 2007 $39.8m remaining in share repurchase authority* * - remaining share repurchase authority as of end of 4Q13 2014 includes special dividend paid in January 2014 but does not include any 2014 share repurchases

 1Q14 PRASM (2) to 0%  1Q14 TRASM (4) to (2)%  1Q14 CASM ex fuel +13 to 15%  FY14 CASM ex fuel +4 to 7%  1Q14 Fixed fee + other revenue $1mm to $3mm  FY14 CAPEX $60mm to $80mm 1st Quarter 2014 2nd Quarter 2014 Full year 2014 System departures 8 to 11% 10 to 14% System ASMs 10 to 13% 8 to 12% 9 to 13% Scheduled departures 8 to 11% 10 to 14% Scheduled ASMs 10 to 13% 8 to 12% 9 to 13% Guidance 16 Guidance subject to change

Appendix

GAAP reconciliation EBITDA calculations 18 $mm 2013 2012 2011 2010 2009 2008 Net Income 92.3 78.6 49.4 65.7 76.3 35.4 +Provision for Income Taxes 54.9 46.2 30.1 37.6 44.2 19.8 +Other Expenses 8.5 7.8 5.9 1.3 1.6 .7 +Depreciation and Amortization 69.3 57.5 42.0 35.0 29.6 23.5 =EBITDA 225.0 190.1 127.4 139.6 151.8 79.4 Total debt 234.3 150.9 146.0 28.1 45.8 64.7 +7 x annual rent 64.6 0 7.7 12.0 13.5 19.7 Adjusted total debt 298.9 150.9 153.7 40.1 59.3 84.4 =Adjusted Debt to EBITDA 1.3x 0.8x 1.2x 0.3x 0.4x 1.1x Average aircraft in period 63 60 52 47 43 36 =EBITDA per aircraft 3.6 3.2 2.4 2.9 3.6 2.2 Interest expense 9.5 8.7 7.2 2.5 4.1 5.4 = Interest coverage 23.7x 21.9x 17.7x 55.4x 37.2x 14.7x

GAAP reconciliation Return on equity 19 $mm 2013 2012 2011 2010 2009 Net Income ($mm) 92.3 78.6 49.4 65.7 76.3 Dec 2013 Dec 2012 Dec 2011 Dec 2010 Dec 2009 Total shareholders equity ($mm) 375.7 400.5 351.5 297.7 292.0 Return on equity 24% 21% 15% 22% ROE = Net income / Avg shareholders equity

GAAP reconciliation Return on capital employed calculation $mm 2013 2012 2011 2010 + Net income 92.3 78.6 49.4 65.7 + Income tax 54.9 46.2 30.1 37.6 + Interest expense 9.5 8.7 7.2 2.5 - Interest income 1.0 1.0 1.2 1.2 EBIT 155.7 132.5 85.5 104.6 + Interest income 1.0 1.0 1.2 1.2 Tax rate 37.4% 37.1% 37.9% 36.4% Numerator 98.1 84.0 53.9 67.3 Total assets prior year 798.2 706.7 501.3 499.6 - Current liabilities prior year 210.7 177.6 166.6 158.6 + ST debt of prior year 11.7 8.0 16.5 23.3 Denominator 599.2 537.1 351.2 364.3 = Return on capital employed 16.4% 15.6% 15.3% 18.5% 20

GAAP reconciliation Free cash flow calculations 21 $mm 2013 2012 2011 2010 Cash from operations 209.5 176.8 129.9 98.0 - CAPEX 178.0 105.1 88.0 98.5 = Free cash flow 31.5 71.7 41.9 (0.5)

GAAP reconciliation Net debt 22 $mm Dec 2013 Dec 2012 Dec 2011 Dec 2010 Current maturities of long term debt 20.2 11.6 7.9 16.5 Long term debt, net of current maturities 214.1 139.2 138.2 11.6 Total debt 234.3 150.8 146.1 28.1 Cash and cash equivalents 97.7 89.6 150.7 113.3 Short term investments 253.4 239.1 154.8 35.7 Long term investments 36.0 24.0 14.0 1.3 Total cash 387.1 352.7 319.5 150.3 = Net debt ($152.8) ($201.9) ($173.4) ($122.2)

Fleet plan – current order book 2013 2014E 2015E MD-80 (150 seat) 1 0 0 MD-80 (166 seat) 51 53 53 757 (223 seat) 6 6 6 A319 (156 seat) 3 4 10 A320 (177 seat) 5 7 9 Total 66 70 78 YoY fleet growth 5% 6% 11% 23 Actual and projected fleet count of in service aircraft – end of period

Staying profitable in small cities 24 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2011 2012 2013 2014E Avg. block hours/AC/day 1 - Peak = peak is defined as 2/13-4/9, 6/5-8/13, 11/20-12/3, 12/18-12/31. Remaining is off peak 2 – Scheduled aircraft does not include the MD-80 dedicated to charter service, refers to end of period 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2011 2012 2013 2014E Avg Sched AC (2) 50 58 65 70

Matching capacity to demand 24% 21% 1% 6% 23% 22% 4% 14% 15% 15% 15% 15% 15% 12% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Flights per day from Las Vegas % of weekly total ALGT LUV 25 Flights per day from Las Vegas – based on published schedules from April 2014  Peak day revenue premium  Not scheduled for business travel – Less of a threat to competition – Little competitive response  Low cost assets = flexibility – Maintain flexibility with Airbus

Revenue momentum 26 $76.26 $89.15 $88.90 $91.69 $70 $75 $80 $85 $90 $95 2010 2011 2012 2013 Average fare - scheduled service $4.34 $5.18 $5.48 $5.21 $4.00 $4.50 $5.00 $5.50 $6.00 2010 2011 2012 2013 Average fare - ancillary third party products $30.24 $31.17 $35.72 $40.52 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2010 2011 2012 2013 Average fare - ancillary air-related charges $111 $126 $130 $137 $105 $110 $115 $120 $125 $130 $135 $140 2010 2011 2012 2013 Average fare - total All revenue is revenue per scheduled passenger

Q4 summary - revenue 27 $222.8 $238.5 $18.0 $5.1 ($0.9) ($6.2) ($0.3) $210 $215 $220 $225 $230 $235 $240 $245 $250 4Q12 total revenue Scheduled service revenue Ancillary air- related revenue Ancillary third party revenue Fixed fee revenue Other revenue 4Q13 total revenue M ill io n s U S D Scheduled revenue 6.1% growth in passengers, 6.4% increase in average fare Air related ancillary 1.8% growth in ancillary per passenger, revenue from seats +17% vs last year 3rd party ancillary Gross margin decreased 2.1pp, hotel room nights decreased 9.3% Fixed fee rev Loss of the Caesars fixed fee contract in December 2012 Other rev 2 757 AC leased out in for a portion of the quarter in 2012

Q4 summary - costs 28 -5.1% 12.0% -9.3% -19.2% 40.0% -0.1% 10.8% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% Fuel Salary and benefits Station operations Maintenance and repairs Sales and marketing Depreciation Other YoY change in expenses per ASM Fuel Gallons consumed increased 0.04%, while cost per gallon decreased 1% Salary/benefits 13.4% increase in FTEs, increase in stock based compensation expense Station operations System departures declined 2.5% Maintenance Maintenance cost per aircraft per month declined 15.4% to $86.4k Sales/marketing Transaction costs increased proportionately with growth in pax, increase in advertising expense Depreciation Added 5 A320s in December Other Expenses incurred due to delay in getting A320 into service AC rent is not included as there was not any expense in 4Q12

2013 cost per passenger Low cost drivers $53 $44 $52 $62 $11 $16 $11 $14 $10 $5 $10 $14 $22 $21 $46 $37 $20 $24 $30 $37 ALGT SAVE LUV JBLU 29 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $74 $73 $90 $42 $76 $74 Ex fuel cost = $63 Fuel cost = $53 Total Allegiant = $116 Ex fuel cost = $97 Fuel cost = $52 Total Southwest = $149 Ex fuel cost = $102 Fuel cost = $62 Total JetBlue = $164 $65 $45 Ex fuel cost = $66 Fuel cost = $44 Total Spirit = $110 Fuel Ownership Maintenance Other Labor

Growing op margin vs growing fuel prices 2010 2011 2012 2013 Op margin 15.8% 11.1% 14.6% 15.5% Fuel/gal $2.30 $3.07 $3.18 $3.20 YoY 31% 34% 4% 1% Total fare $110.85 $119.05 $130.10 $137.43 YoY 7% 7% 9% 6% EPS $3.32 $2.57 $4.06 $4.82 YoY (12)% (23)% 58% 19% Sys ASMs (billions) 6.2 6.4 7.5 8.1 YoY 15% 3% 17% 9% # Cities 73 76 87 100 YoY 6% 4% 15% 15% 30

Credit metrics 15.3% 15.6% 16.4% 5.9% 0% 10% 20% 2011 2012 2013 LUV 2013 31 Return on capital employed 15.0% 21.0% 24.0% 10.5% 0% 10% 20% 30% 2011 2012 2013 LUV 2013 Return on equity 17.7 x 21.9 x 23.7 x 16.7 x 0 5 10 15 20 25 2011 2012 2013 LUV 2013 Interest coverage 1.2 x 0.8 x 1.3 x 2.5 x 0 1 2 3 2011 2012 2013 LUV 2013 Debt / EBITDA LUV = Southwest Airlines, based on published information

Strong cash generation $140 $127 $190 $225 $100 $125 $150 $175 $200 $225 $250 2010 2011 2012 2013 $ m m 32 EBITDA $2.9 $2.4 $3.2 $3.6 $2.0 $2.5 $3.0 $3.5 $4.0 2010 2011 2012 2013 $ m m EBITDA per AC Free cash flow $0 $42 $72 $32 -$25 $0 $25 $50 $75 $100 2010 2011 2012 2013 $ m m ($122) ($173) ($202) ($153) -$225 -$150 -$75 $0 2010 2011 2012 2013 $ m m Net debt See reconciliation tables Net debt is end of period

Sources/uses of cash $99 $88 $105 $178 $0 $50 $100 $150 $200 2010 2011 2012 2013 $ m m 33 CAPEX $31.7 $21.2 $9.3 $22.7 $0.0 $50.0 2010 2011 2012 2013 $ m m Debt payments Cash from operations $98 $130 $177 $210 $0 $50 $100 $150 $200 $250 2010 2011 2012 2013 $ m m $69 $2 $44 $84 $0 $50 $100 2010 2011 2012 2013 $ m m Returning cash to shareholders